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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934
                Date of Report (Date of earliest event reported)
                                  JUNE 25, 2001

                         Aames Capital Acceptance Corp.
                                  on behalf of

                           AAMES MORTGAGE TRUST 2001-1
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                333-54184                  95-4438859
----------------------------      -----------              -----------------
(State or other jurisdiction      (Commission              (I.R.S.  employer
      of incorporation)           file number)            identification no.)

 350 SOUTH GRAND AVENUE, 40TH FLOOR LOS
          ANGELES, CALIFORNIA                (213) 210-5000              90071
----------------------------------------   ----------------------     ----------
(Address of principal executive offices)   Registrant's telephone     (ZIP Code)
                                         number, including area code

                                       N/A
                       ----------------------------------
          (Former name or former address, if changed since last report)

================================================================================

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Item 5.  Other Events

         This Current Report on Form 8-K is being filed for the purposes of filing certain opinions of Stroock & Stroock & Lavan LLP, counsel to the Registrant, in connection with the proposed offering of the Aames Mortgage Trust 2001-2, Mortgage Pass-Through Certificates, Series 2001-2.

Item 7.  Financial Statements: Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         5.1 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Certificates

         5.2 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Bonds

         8.1    Opinion of Stroock & Stroock & Lavan LLP regarding tax matters

         23.1 Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1, 5.2 and 8.0)

                                      -2-
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AAMES CAPITAL ACCEPTANCE CORP.

                                       By  /s/ Jon Van Deuren
                                           -------------------------------
                                               Jon Van Deuren
                                               Senior Vice President

Dated: June 25, 2001

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                                  EXHIBIT INDEX

Exhibit No.   Description of Exhibit
-----------   ----------------------

    5.1 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Certificates
    5.2 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Bonds
    8.1       Opinion of Stroock & Stroock & Lavan LLP regarding tax matters
   23.1       Consent of Stroock & Stroock & Lavan LLP (included in
              Exhibits 5.1, 5.2 and 8.0)